Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
J.T. Eger	Cynthia Hiponia and Alice Kousoum
(408) 493-1247	(408) 493-1399
jt@gigamon.com	IR@gigamon.com

Gigamon Reports Third Quarter 2013 Financial Results

Third Quarter Revenue Growth of 52% year-over-year

Silicon Valley, CALIF., November 4, 2013 – Gigamon®(NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the third quarter ended September 28, 2013.

Financial Highlights:

•	Revenues for the third quarter of fiscal 2013 were $39.0 million, compared to $25.7 million in the third quarter of fiscal 2012, representing growth of 52% year-over-year.

•	GAAP gross margins of 80% in the third fiscal quarter, in line with the third quarter of fiscal 2012.

•	Non-GAAP gross margins of 81% in the third fiscal quarter, in line with the third quarter of fiscal 2012.

•	GAAP net income for the third quarter of fiscal 2013 was $1.4 million, or $0.04 per diluted share, compared to GAAP net income of $1.1 million, or $0.06 per diluted share, in the third quarter of fiscal 2012.

•	Non-GAAP net income for the third quarter of fiscal 2013 was $5.8 million, or $0.18 per diluted share, compared to non-GAAP net income of $3.8 million, or $0.22 per diluted share, in the third quarter of fiscal 2012.

“We are pleased with the results this quarter demonstrating our continued ability to execute,” said Paul Hooper, CEO of Gigamon. “During the quarter we added 86 new customers including 19 Fortune 1000 companies. We also received the largest order in the company’s history from a first time customer, indicating that visibility fabrics are increasingly being designed into major infrastructure projects. We are especially pleased with the performance of the GigaVUE HB-1, which experienced the fastest ramp of any Gigamon product since its launch in late June.”

Recent Business Highlights:

•	Continued adoption of the GigaSMART platform in the third quarter, with approximately 40% of GigaVUE HB-1 customers purchasing one or more GigaSMART applications.

•	Received the largest order in the Company’s history from the U.S. Army.

•	Launched an update to the Management Layer of the Company’s patented Flow Mapping® technology that enables network services teams to deliver visibility across departmental silos within the IT organization.

•	Hosted the Company’s first Asia Pacific Partner conference in Bangkok, Thailand, which was attended by over 80 regional resellers and distributors.

•	Announced a new Channel Onboarding and Education Program offering online training and certification modules for partner sales and pre-sales teams.

•	Appointment of David Cox as Vice President of Operations.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the third quarter ended September 28, 2013. To access the conference call, dial 877-941-8416, using conference code 4644738. Callers outside the U.S. and Canada should dial 480-629-9808, using conference code 4644738. A replay of the conference call will be available through Monday, November 11, 2013. To access the replay, please dial 800-406-7325 and enter pass code 4644738. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4644738. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measurements

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non- GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations that the market for our products will continue to grow and develop; and our expectations regarding product developments and enhancements and adoption of those products by our customers. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Prospectus related to our public offering of common stock filed pursuant to Rule 424(b) under the Securities Act of 1933 (Registration No. 333-191581). The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Our technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. With over eight years’ experience designing and building traffic visibility products in the US, Gigamon solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 28,	September 30,	September 28,	September 30,
	2013	2012	2013	2012
Revenue:
Product	$29,146	$18,700	$70,019	$45,806
Service	9,840	6,994	27,189	19,057

Total revenue	38,986	25,694	97,208	64,863
Cost of revenue:
Product	6,744	4,524	18,566	11,975
Service	993	557	3,557	1,502

Cost of revenue (1), (2)	7,737	5,081	22,123	13,477

Gross profit	31,249	20,613	75,085	51,386
Operating expenses:
Research and development (1), (2)	8,958	4,809	31,726	12,324
Sales and marketing (1), (2)	15,485	9,963	54,020	27,298
General and administrative (1), (2)	4,696	3,720	20,893	7,761

Total operating expenses	29,139	18,492	106,639	47,383

Income (loss) from operations	2,110	2,121	(31,554)	4,003
Other income (expense):
Interest income	32	55	35	61
Other expense, net	(52)	(17)	(77)	(50)

Income (loss) before income taxes	2,090	2,159	(31,596)	4,014
Income tax (expense) benefit (3)	(704)	(37)	23,838	(128)

Net income (loss)	1,386	2,122	(7,758)	3,886

Accretion of preferred stock	—	(564)	(1,088)	(1,661)
(Earnings) loss attributable to preferred stock holders	—	(497)	1,107	(710)

Net income (loss) to common stock holders	$1,386	$1,061	$(7,739)	$1,515

Net income (loss) per share attributable to common stock holders:
Basic	$0.04	$0.06	$(0.34)	$0.09

Diluted	$0.04	$0.06	$(0.34)	$0.09

Weighted-average number of shares used in per share amounts:
Basic	30,933	17,300	22,529	17,300

Diluted	32,554	17,307	22,529	17,300

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue	$340	$132	$3,049	$134
Research and development	2,468	328	8,846	360
Sales and marketing	2,735	473	8,427	559
General and administrative	1,524	760	5,035	1,276

Total stock-based compensation expenses	$7,067	$1,693	$25,357	$2,329

(2) Includes performance unit plan compensation expenses, as follows:
Cost of revenue	$—	$—	$353	$—
Research and development	—	—	5,188	—
Sales and marketing	—	—	7,991	—
General and administrative	—	—	6,839	—

Total performance unit plan compensation expenses	$—	$—	$20,371	$—

(3) Includes tax benefit upon conversion of LLC to a C Corporation on May 31, 2013	$—	$—	$14,811	$—

Gigamon Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 28,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$65,057	$18,675
Short-term investments	40,347	—
Accounts receivable, net	27,035	20,677
Inventories	1,247	3,736
Deferred income tax asset	4,447	—
Prepaid expenses and other current assets	5,357	3,407

Total current assets	143,490	46,495
Property and equipment, net	3,541	2,686
Deferred income tax asset, non-current	19,535	—
Other assets	574	2,316

Total assets	$167,140	$51,497

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,477	$3,221
Accrued and other current liabilities	17,745	18,710
Deferred revenue	32,240	23,917

Total current liabilities	51,462	45,848
Deferred revenue, non-current	8,705	6,903
Other liabilities	274	447
Commitments and contingencies
Series A preferred stock	—	28,344
Stockholders’ equity (deficit):
Common stock	3	1,625
Treasury stock	(12,469)	(12,469)
Additional paid in capital	126,310	1,522
Accumulated other comprehensive income	5	—
Accumulated deficit	(7,150)	(20,723)

Total stockholders’ equity (deficit)	106,699	(30,045)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$167,140	$51,497

Gigamon Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 28,	September 30,	September 28,	September 30,
	2013	2012	2013	2012
Operating activities:
Net income (loss)	$1,386	$2,122	$(7,758)	$3,886
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	766	340	1,964	878
Stock-based compensation expense	7,067	1,693	25,357	2,329
Deferred income taxes	603	—	(23,982)	—
Inventory (recovery) write-offs	(242)	205	(382)	1,587
Loss on disposal of fixed assets	—	51	14	51
Changes in operating assets and liabilities:
Accounts receivable, net	(9,127)	318	(6,358)	5,078
Inventories	2,555	1,624	4,207	1,976
Prepaid expenses and other assets	(2,499)	698	(2,269)	1,382
Accounts payable	(1,558)	170	(1,643)	(1,118)
Accrued and other liabilities	(17,515)	999	1,770	4,943
Deferred revenue	4,644	2,783	10,125	4,893

Net cash (used in) provided by operating activities	(13,920)	11,003	1,045	25,885
Investing activities:
Purchases of available-for-sale investments	(40,342)	—	(40,342)	—
Purchases of property and equipment	(626)	(265)	(2,826)	(1,505)

Net cash used in investing activities	(40,968)	(265)	(43,168)	(1,505)
Financing activities:
(Offering costs for) proceeds from initial public offering, net	(1,677)	(572)	95,391	(572)
Proceeds from exercise of stock options	100	—	111	—
Distribution of income to LLC members	—	(5,760)	(6,997)	(13,200)

Net cash (used in) provided by financing activities	(1,577)	(6,332)	88,505	(13,772)
Net (decrease) increase in cash and cash equivalents	(56,465)	4,406	46,382	10,608
Cash and cash equivalents at beginning of period	121,522	19,304	18,675	13,102

Cash and cash equivalents at end of period	$65,057	$23,710	$65,057	$23,710

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 28,	September 30,	September 28,	September 30,
	2013	2012	2013	2012
Reconciliation of Gross Profit and Gross Margin on a GAAP Basis to Gross Profit and Gross Margin on a Non-GAAP Basis:
Gross profit on a GAAP basis	$31,249	$20,613	$75,085	$51,386
Stock-based compensation expense	340	132	3,049	134
Performance unit plan compensation expense	—	—	353	—

Gross profit on a Non-GAAP basis	$31,589	$20,745	$78,487	$51,520

Revenue	$38,986	$25,694	$97,208	$64,863
Gross margin on a GAAP basis	80%	80%	77%	79%
Gross margin on a Non-GAAP basis	81%	81%	81%	79%
Reconciliation of Operating Income (Loss) and Operating Margin on a GAAP Basis to Operating Income (Loss) and Operating Margin on a Non-GAAP Basis:
Operating (loss) income on a GAAP basis	$2,110	$2,121	$(31,554)	$4,003
Stock-based compensation expense	7,067	1,693	25,357	2,329
Performance unit plan compensation expense	—	—	20,371	—

Operating income on a Non-GAAP basis	$9,177	$3,814	$14,174	$6,332

Operating margin on a GAAP basis	5%	8%	-32%	6%
Operating margin on a Non-GAAP basis	24%	15%	15%	10%
Reconciliation of Net Income (Loss) Attributable To Common Stockholders on a GAAP Basis to Net Income Attributable To Common Stockholders on a Non-GAAP Basis:
Net income (loss) attributable to common stock holders on a GAAP basis	$1,386	$1,061	$(7,739)	$1,515
Accretion of preferred stock	—	564	1,088	1,661
Earnings (loss) attributable to preferred stock holders	—	497	(1,107)	710
Stock-based compensation expense	7,067	1,693	25,357	2,329
Performance unit plan compensation expense	—	—	20,371	—
Tax benefit upon conversion of LLC to a C Corporation	—	—	14,811	—
Income tax effect of Non-GAAP adjustments	(2,670)	—	(42,967)	—

Net income on a Non-GAAP basis	$5,783	$3,815	$9,814	$6,215

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures (continued)

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 28,	September 30,	September 28,	September 30,
	2013	2012	2013	2012
Reconciliation of Diluted Net Income (Loss) per Share on a GAAP Basis to Diluted Net Income per Share on a Non-GAAP Basis:
Diluted net income (loss) per share on a GAAP basis	$0.04	$0.06	$(0.34)	$0.09
Accretion of preferred stock	—	0.03	0.05	0.10
Earnings (loss) attributable to preferred stock holders	—	0.03	(0.05)	0.04
Stock-based compensation expense	0.22	0.10	1.13	0.13
Performance unit plan compensation expense	—	—	0.90	—
Tax benefit upon conversion of LLC to a C corporation	—	—	0.66	—
Income tax effect on non-GAAP adjustments	(0.08)	—	(1.91)	—
Impact of difference in number of GAAP and non-GAAP diluted shares	—	—	(0.10)	—

Diluted net income per share on a Non-GAAP basis	$0.18	$0.22	$0.34	$0.36

Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	32,554	17,307	22,529	17,300
Dilutive impact due to stock options, restricted stock units and employee stock purchase plan purchase rights	223	234	6,288	122

Non-GAAP diluted weighted-average number of shares	32,777	17,541	28,817	17,422

Condensed Non-GAAP Consolidated Income Statements

Impact of Non-GAAP Adjustments on Reported Net Income (Loss)

For the Three and Nine Months Ended September 28, 2013 and September 30, 2012

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended September 28, 2013			Three Months Ended September 30, 2012			Nine Months Ended September 28, 2013			Nine Months Ended September 30, 2012
	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP	As Reported	Adjustments	Non- GAAP
Revenue:
Product	$29,146	$—	$29,146	$18,700	$—	$18,700	$70,019	$—	$70,019	$45,806	$—	$45,806
Service	9,840	—	9,840	6,994	—	6,994	27,189	—	27,189	19,057	—	19,057

Total revenue	38,986	—	38,986	25,694	—	25,694	97,208	—	97,208	64,863	—	64,863
Cost of revenue:
Product (1), (2)	6,744	(129)	6,615	4,524	(33)	4,491	18,566	(2,093)	16,473	11,975	(35)	11,940
Service (1), (2)	993	(211)	782	557	(99)	458	3,557	(1,309)	2,248	1,502	(99)	1,403

Cost of revenue	7,737	(340)	7,397	5,081	(132)	4,949	22,123	(3,402)	18,721	13,477	(134)	13,343

Gross profit	31,249	340	31,589	20,613	132	20,745	75,085	3,402	78,487	51,386	134	51,520

Product Gross Margin	77%		77%	76%		76%	73%		76%	74%		74%
Service Gross Margin	90%		92%	92%		93%	87%		92%	92%		93%
Total Gross Margin	80%		81%	80%		81%	77%		81%	79%		79%
Operating expenses:
Research and development (1), (2)	8,958	(2,468)	6,490	4,809	(328)	4,481	31,726	(14,034)	17,692	12,324	(360)	11,964
Sales and marketing (1), (2)	15,485	(2,735)	12,750	9,963	(473)	9,490	54,020	(16,418)	37,602	27,298	(559)	26,739
General and administrative (1), (2)	4,696	(1,524)	3,172	3,720	(760)	2,960	20,893	(11,874)	9,019	7,761	(1,276)	6,485

Total operating expenses	29,139	(6,727)	22,412	18,492	(1,561)	16,931	106,639	(42,326)	64,313	47,383	(2,195)	45,188

Income (loss) from operations	2,110	7,067	9,177	2,121	1,693	3,814	(31,554)	45,728	14,174	4,003	2,329	6,332

Other income (expense):
Interest income	32	—	32	55	—	55	35	—	35	61	—	61
Other expense, net	(52)	—	(52)	(17)	—	(17)	(77)	—	(77)	(50)	—	(50)

Income (Loss) before income taxes	2,090	7,067	9,157	2,159	1,693	3,852	(31,596)	45,728	14,132	4,014	2,329	6,343
Income tax (expense) benefit (3), (4)	(704)	(2,670)	(3,374)	(37)	—	(37)	23,838	(28,156)	(4,318)	(128)	—	(128)

Net income (loss)	1,386	4,397	5,783	2,122	1,693	3,815	(7,758)	17,572	9,814	3,886	2,329	6,215

Accretion of preferred stock	—	—	—	(564)	564	—	(1,088)	1,088	—	(1,661)	1,661	—
Loss (earnings) attributable to preferred stock holders	—	—	—	(497)	497	—	1,107	(1,107)	—	(710)	710	—

Net income (loss) to common stock holders	$1,386	$4,397	$5,783	$1,061	$2,754	$3,815	$(7,739)	$17,553	$9,814	$1,515	$4,700	$6,215

Net income (loss) per share attributable to common stockholders:
Basic	$0.04	$0.15	$0.19	$0.06	$0.16	$0.22	$(0.34)	$0.78	$0.44	$0.09	$0.27	$0.36

Diluted	$0.04	$0.14	$0.18	$0.06	$0.16	$0.22	$(0.34)	$0.68	$0.34	$0.09	$0.27	$0.36

Weighted-average number of shares used in per share amounts:
Basic	30,933	—	30,933	17,300	—	17,300	22,529	—	22,529	17,300	—	17,300

Diluted	32,554	223	32,777	17,307	234	17,541	22,529	6,288	28,817	17,300	122	17,422

Notes:
(1)	Includes stock-based compensation in the three and nine months ended September 28, 2013 and September 30, 2012.
(2)	Includes performance unit plan compensation related expenses in the nine months ended September 28, 2013.
(3)	Amount for the nine months ended September 28, 2013 includes tax benefit upon conversion from an LLC to a C Corporation on May 31, 2013.
(4)	Includes income tax effect on non-GAAP adjustments for the three and nine months ended September 28, 2013.

Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

Gigamon’s management uses the non-GAAP financial measures to gain an understanding of Gigamon’s comparative operating performance and future prospects, and utilizes these measures in its internal financial statements for purposes of its internal budgets and financial goals. Management also believes that the exclusion of the non-GAAP items provides an additional measure of the company’s operating results and facilitates comparisons of the company’s core operating performance against prior periods and business model objectives. Management believes that investors should have access to the same set of tools that management uses to analyze Gigamon’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP. Gigamon endeavors to compensate for the limitation of the non-GAAP measures presented by also providing the most directly comparable GAAP measures and descriptions of the reconciling items and adjustments to derive the non-GAAP measures.

For periods presented:

- Non-GAAP gross margin is calculated as non-GAAP gross profit divided by GAAP revenue. Non-GAAP gross profit consists of GAAP gross profit excluding the effects of stock-based compensation expense and any performance unit plan compensation.

- Non-GAAP operating margin is calculated as non-GAAP income (loss) from operations divided by GAAP revenue. Non-GAAP income (loss) from operations consists of GAAP income (loss) from operations excluding the effects of stock-based compensation expense and any performance unit compensation expenses.

- Non-GAAP net income is calculated as GAAP net income (loss) excluding the effects of stock-based compensation expense and tax provision adjustments related to non-GAAP income. For the nine months ended September 28, 2013, non-GAAP net income also excludes the effects of performance unit plan compensation, and a tax benefit for the conversion of LLC to C Corporation.

- Non-GAAP net income per diluted share is calculated as non-GAAP net income divided by non-GAAP weighted average diluted shares outstanding for the three and nine months ended September 28, 2013 and September 30, 2012. Non-GAAP weighted-average diluted shares outstanding is calculated as GAAP weighted-average diluted shares outstanding including the dilutive impact due to stock options, employee stock purchase plan’s purchase rights and restricted stock units.